UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ]   Preliminary Information Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]   Definitive Information Statement

SUNBURST ACQUISITIONS IV, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]  No fee required

[  ]   $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SUNBURST ACQUISITIONS IV, INC.

595 Howe Street, Suite 206

Vancouver, BC V6C 2T5

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 13, 2006

Dear Shareholder:

On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Shareholders of Sunburst Acquisitions IV, Inc. (the “Company”) to be held at 10:00 am local time on Monday, February 13, 2006, at the offices of MCSI at 609 Granville Street, Suite 880, Vancouver, B.C. V7Y-1G5.

At the Special Meeting, shareholders will be asked to vote to amend the Company’s Articles of Incorporation to change the Company’s name to Mexoro Minerals, Ltd., to vote to approve the Stock Option Plan approved by the Board of Directors and recommended for adoption, to approve the Reverse Stock Split approved by the Board of Directors and recommended for adoption, and to vote to amend the Company’s Articles of Incorporation to allow action by non-unanimous written consent of shareholders.

We are not asking you for a proxy in conjunction with this Special Meeting, but you are urged to attend the meeting to assure that your vote is counted.

Sincerely,

Robert Knight

President

SUNBURST ACQUISITIONS IV, INC.

INFORMATION STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

OF

SUNBURST ACQUISITIONS IV, INC.

To be held on February 13, 2006

____________________________________________

GENERAL INFORMATION

This Information Statement is furnished in connection with a Special Meeting of the Shareholders called by the Board of Directors (the “Board”) of Sunburst Acquisitions IV, Inc. (the “Company”) to be held a at the offices of MCSI, 609 Granville Street, Suite 880, Vancouver, B.C. V7Y-1G5 on February 13, 2006 at 10:00 am local time, and at any and all postponements, continuations or adjournments thereof (collectively the “Meeting”).  This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to the Company’s shareholders on or about January 23, 2006.

All shares of the Company’s common stock (“Common Stock”), represented either in person or by proxy will be eligible to be voted at the Meeting.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BACKGROUND INFORMATION

We were formed to seek out and acquire business opportunities.  In accordance with our business plan, we have engaged in three separate acquisition transactions.  The first two of these transactions did not result in the acquisition of a viable operating business. The third acquisition was completed during May 2004, but has not yet become operational. As a result, as of the end of its fiscal year ending February 28, 2005, we were in the development stage.

For a period of two years before the most recent completed fiscal year, we focused on the development of a business related to the marketing, distribution and sale of digital electronic ballasts, through our wholly-owned Canadian subsidiary, Sunburst Digital, Inc.   However, due to problems with quality and delivery of the ballasts from the manufacturer, we have also sought other opportunities.  On May 25, 2004 we completed a share exchange transaction with Sierra Minerals and Mining, Inc., a Nevada corporation (“Sierra”), pursuant to which Sierra became our wholly-owned subsidiary.  Subsequently, we formed a wholly-owned subsidiary, Sunburst de Mexico, S.A. de C.V. ("Sunburst Mexico"), which acquired the mining rights formerly owned by

Sierra. Through Sunburst Mexico, we now intend to seek to develop several mining properties in Mexico.

The Company is registered under Section 12(g) of the Securities Exchange Act of 1934 and is subject to the reporting obligations under Section 13 of the Securities Exchange Act of 1934.  The Company’s shares trade publicly on the OTC Bulletin Board under the symbol “SBAQ.”

At the Special Meeting, shareholders will be asked to vote to amend the Company’s Articles of Incorporation to change the Company’s name to Mexoro Minerals, Ltd., to vote to approve the Stock Option Plan approved by the Board of Directors and recommended for adoption, to approve the Reverse Stock Split approved by the Board of Directors and recommended for adoption, and to vote to amend the Company’s Articles of Incorporation to allow action by non-unanimous written consent of shareholders.

RECORD DATE

Shareholders of record at the close of business on January 20, 2006 (the “Record Date”) are entitled to notice of the meeting and to vote at the meeting.  As of the Record Date, 189,994,324 shares of the Company’s Common Stock (the “Common Stock”) were issued and entitled to vote at the Meeting.

VOTING

The Company has two classes of stock authorized, Common Stock and Preferred Stock.  However, no Preferred Stock has been issued.  As of the date of this Information Statement, the Company has 189,994,324 shares of its Common Stock issued and outstanding.

Each share is entitled to one vote on each proposal or item that comes before the meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by Tracy A. Moore, who will serve as the Inspector of Elections (the “Inspector”).  The Inspector will also determine whether or not a quorum is present.  The Company’s Articles of Incorporation provide that a quorum consists of one-third of the shares entitled to vote and present or represented by proxy at the meeting.  The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

Stockholders who do not consent to the proposals are not entitled to the dissenter’s or appraisal rights provided by Colorado Revised Statutes 7-113-102.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Meeting was January 20, 2006.  As of the Record Date, the Company had a total of 189,994,324 shares of Common Stock issued and outstanding.  The following table sets forth, as of January 20, 2006, the stock ownership of each executive officer and director of the Company, of all executive officers and directors as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Unless otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as such shares, to the best of the Company’s knowledge.

Name and Address	Number of Shares Owned Beneficially	% of Class Owned

Charles Malette 1550 35th Avenue West Vancouver, B.C. Canada, V6M1H2	12,670,000	6.67%

Mario Ayub (1) Pascual Orozco #2117-A Chihuahua, Chic. Mexico 31310	12,900,000 (2)	6.79%

Patrick Kephart 424 East Central Blvd., Ste. 342 Orlando, FL 32801	10,666,666 (4)	5.61%

Tracy A. Moore (1) 609 Granville, Suite 880 Vancouver, BC V7Y 1G5	480,000	0.25%

Robert Knight (1) 114 W. Magnolia Street, Suite 446 Bellingham, WA 98225	0	0%

Daimler Capital Partners, Ltd. Postfach 113 CH-4009 Bafel, Switzerland	82,000,000	43.16%

All directors and executive officers (3 persons)	13,380,000	7.04%

(1) The person listed is an officer, a director, or both, of the Company.

(2) On May 25, 2004, the Company completed a share exchange with the shareholders of Sierra Mineral and Mining, Inc., a Nevada corporation. In the exchange, the Company issued 43,000,000 shares of its common stock, representing approximately 51.7% of the Company’s then-outstanding common stock, to the Sierra shareholders in exchange for all of the shares of Sierra capital stock. 12,900,000 shares are owned of record by MRT Investments, Inc., a Nevada corporation that is controlled by Mr. Ayub. Therefore, these shares may be deemed to be directly and beneficially owned by Mr. Ayub.

(4) Includes the following shares of which Mr. Kephart may be deemed to be the beneficial owner:(i) 5,733,333 shares owned by Tenfold Services Incorporated, which is beneficially owned by the trustee of an irrevocable trust of which Mr. Kephart is the grantor and also one of the beneficiaries. Mr. Kephart has no power to vote, buy or sell these shares; (ii) 1,216,667 shares owned by Liberty Management, LLC Definend Benefit Plan, which is an ERISA-qualified plan with a third party administrator. Mr. Kephart is the Managing Member of Liberty Management, LLC. Also Includes the following shares of which Mr. Kephart may be deemed to be the beneficial owner: (iii), 358,333 shares owned by Jack F. Kephart - UTMA, of which Mr. Kephart is the grantor; (iv) 358,333 shares owned by Annabelle S. Kephart - UTMA, of which Mr. Kephart is the grantor; and (v) an option to acquire up to 3,000,000 shares of the Company's Common Stock for a purchase price of $0.01 per share at any time on or before May 25, 2009. These options were granted to Liberty Management as a finder's fee in connection with a share exchange agreement.

DIRECTORS AND EXECUTIVE OFFICERS

The Company currently has three officers and directors.  Terry Fields resigned as director on December 9, 2005.  The remaining director, Mario Ayub, appointed two new directors to fill the vacancy: Tracy A. Moore and Robert Knight.  The Board then appointed new officers to fill the vacancies.  The following table shows the current officers and directors of the Company:

NAME	POSITION

Robert Knight	Director, President

Tracy A. Moore	Director, CFO

Mario Ayub	Director, COO

Biographical Information

Robert Knight.  Mr. Knight has been a Director and the President of the Company since December 4, 2005.   Mr. Knight has 15 years of experience in corporate finance and has served in various capacities for a number of public companies over that same period of time. He served as President, Treasurer and Secretary of Navitrak International Corp. beginning in May 2004 and, though he resigned from the offices of Treasurer and Secretary on November 12, 2004, he continues to serve as the President. From September 1998 until January 12, 2005, Mr. Knight served as the President, Secretary-Treasurer and a Director of Synova Healthcare Group, Inc. (PK: SNVH.PK), a U.S. reporting company formerly known as Advanced Global Industries Ltd. and Centaur BioResearch Corp., which distributes non-invasive medical diagnostic tools mainly for women. Mr. Knight served as a Director of Invisa, Inc. (OTC-BB: INSA.OB), a reporting company in the United States whose shares trade on the OTC Bulletin Board, from September 1998 until April 2005. He also served as President, Secretary and Treasurer of Invisa, Inc. from September 1998 until February 2000.  Invisa, Inc. manufactures and distributes safety sensing equipment used mainly for parking gate closure devices. From July 1998 to December 22, 2005, Mr. Knight served as a Director of Heartland Oil and Gas Corp. (OTC-BB: HOGC.OB), a

reporting company in the United States whose shares are quoted on the OTC Bulletin Board. Heartland Oil and Gas Corp. is involved in the exploration and development of coal bed methane gas properties in the United States. Mr. Knight served as President of Heartland Oil and Gas Corp. from July, 1998 until September 2002, as its Chief Financial Officer from September 2002 until November 2004, and as its corporate Secretary from July 1998 until November 2004. Mr. Knight served as Treasurer and Director of Advertain On-Line Inc. from March 2000 until June 2003. Advertain On-Line Inc. is an on-line advertising software development firm. Mr. Knight was awarded an MBA degree, from Herriot-Watt University in December, 1998.

Tracy A. Moore.  Mr. Moore served as the chief operating officer of the Company from July 2001 to December 2005.  He has served as chief finance officer and a director of the Company since December 2005.  Mr. Moore is the President of MCSI Consulting of Vancouver, Canada, a financial consulting firm which specializes in corporate finance matters, strategic planning and business planning services.   Mr. Moore founded MCSI in 1990 and is responsible for overall client contact and relations, project management, planning, and quality control.   As part of his consulting practice he serves on boards of directors and advises boards on corporate finance matters, business planning issues, mergers, acquisitions and divestitures.  From January 2003 through February 2004, Mr. Moore served as a director of Buffalo Gold Ltd. (TSX Venture Exchange). From August 2002 to February 2004, he was the chief financial officer of SHEP Technologies Inc. (OTC BB), and was also a director of that company from August 2002 to November 2004. From September 2000 to October 2002, he was a director of Illusion Systems, Inc.(TSX Venture Exchange). Illusion Inc., a California company and a subsidiary of Illusion Systems, Inc., filed for bankruptcy under Chapter 7 in October 2002. Mr. Moore was not a director of Illusion, Inc. From October 2000 to May 2002, he was a director of Avance Venture Capital (TSX Venture Exchange), and from April 1996 until March 1999 and then again from June 2000 until December 2000, he was a director of King Communications International Limited (TSX Venture Exchange). King’s Australian subsidiary went into voluntary administration in July 1999. Mr. Moore was not a director of the subsidiary company. Mr. Moore qualified as a Chartered Accountant in 1979 and between 1976 and 1990, he was employed by three different international accounting firms in restructuring, consulting and audit positions.    Mr. Moore received a Bachelor of Commerce in Accounting and Management Information Systems from the University of British Columbia in May 1976 and was admitted as a member of the Institute of Chartered Accountants in British Columbia in 1979.

Mario Ayub.  Mr. Ayub has served as a Director of the Company since 2004 and as chief operating officer since December 2005.  Mario Ayub has served as the President of Minera Rio Tinto since 1994, and, from 1997 to 2001, he was a director on the Board of Metalline Mining Company and Sheffield Resources Inc. He graduated in 1976 from the Universidad Iberoamericana in Mexico City with a degree in chemical engineering, and he has completed post-graduate studies in metallurgy at Comision de Fomento Minero and South Dakota University. Since 2002, Mr. Ayub has served on the boards of several social and industrial organizations such as Consejo Coordinator Empresarial and Chihuahua Economic Counsel.  He has served as President of the Chihuahua Mining Association since 2002.  Since 2003, he has served on the National Technical Board of Consejo de Recursos Minerales, a Mexican government exploration agency.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No officer or director received any cash remuneration from the Company during the fiscal year ended February 28, 2005.  However, some officers and directors will receive or have received compensation in the fiscal year ended February 28, 2006.  In March 2002, the Company adopted a Stock Compensation Plan for the benefit of directors, officers, employees, consultants and advisors. On or about March 1, 2003, the Board granted Terry Fields, the Company’s President an option to acquire a total of up to 600,000 shares at an exercise price of $0.03 per share. These options have been fully exercised.  The option is valid for a period of 10 years from the date of its grant. On March 1, 2003, the Board also granted options to four other persons who were not officers or directors of the Company, giving such persons the right to acquire a total of up to 3,300,000 shares at an exercise price of between $0.02 and $0.03 per share. Such options are all valid for periods of between 5 and 10 years from the date of grant.  Further, during the current fiscal year, Terry Fields received approximately $12,000 before his resignation from the Company as compensation for services.

STOCK OPTION PROGRAM

The Board of Directors has approved the Stock Option Program in the form as shown in Exhibit 1.  This plan allows for the granting of stock options to executive officers, directors, employees, independent contractors or agents as set forth in the program.  Please refer to the plan for specific details.  The Company has not granted any options or issued any shares pursuant to the terms of the Stock Compensation Program.

NAME CHANGE

The Board of Directors has unanimously approved, and recommends for shareholder approval, the amendment of the Company’s Articles of Incorporation in order to change the name of the Company to Mexoro Minerals, Ltd.

REVERSE STOCK SPLIT

The Board of Directors has unanimously approved, and recommends for shareholder approval, a resolution authorizing a reverse stock split with a ratio of 1 new share for each 50 old shares.  There are currently 189,994,324 shares of Common Stock issued and outstanding.  After the reverse stock split, there will be approximately 3,799,8867 shares of Common Stock issued and outstanding.

NON-UNANIMOUS WRITTEN CONSENT

The Board of Directors has unanimously approved, and recommends for shareholder approval, the amendment of the Company’s Articles of Incorporation in order to allow action by non-unanimous written consent of shareholders whenever shareholder action is required.

FINANCIAL INFORMATION

Please see the Company’s Annual Report as amended on Form 10-KSB, filed with the Securities and Exchange Commission on June 14, 2005, for details regarding the Company’s financial information.   A copy of the report is incorporated herewith as Exhibit 2.

PROPOSALS FOR STOCKHOLDER VOTE

PROPOSAL ONE

APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION

The Board of Directors has unanimously approved, and recommends for shareholder approval, the amendment of the Company’s Articles of Incorporation in order to change the name of the Company to Mexoro Minerals, Ltd.

Vote Required; Recommendation of the Board of Directors

Approval of the amendment to the Articles of Incorporation will require the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event the shareholders do not approve the adoption of the amendment of the Articles of Incorporation, the Board of Directors will reconsider the amendment.

The Board of Directors recommends a vote "for" approval of the amendment of the Articles of Incorporation.

PROPOSAL TWO

APPROVAL AND RATIFICATION OF THE COMPANY’S STOCK COMPENSATION PROGRAM

The Stock Compensation Program ("Program"), adopted by the Board of Directors on December 9, 2005 and recommended for shareholder approval, is intended to provide an incentive to executive officers, directors, employees, independent contractors or agents of the Company who are responsible for or contribute to the management, growth and/or profitability of the Company. The purpose of granting options to such persons under the Program is to attract them to consider employment with or service to the Company, to encourage their continued employment or service, and to give them incentive to provide their best efforts to the Company for purposes of enhancing shareholder value.

A total of up to 3,000,000 shares of the Company's common stock have been reserved for the implementation of the Program, either through the issuance of options to eligible persons in the form of incentive stock options or non-statutory options, or by issuance of restricted shares which are subject to restricted property treatment under Section 83 of the Internal Revenue Code. The Program is to be administered by a committee of not less than two members of the Board of Directors appointed by the full Board, and the Program has a term of ten years, unless sooner terminated by the Board.

It will be the responsibility of the committee administering the Program to make decisions regarding when and whether to grant options or issue restricted shares to particular persons. In connection with the granting of options, the committee also will be responsible in each case for decisions regarding the type of option to be granted and the specific terms and conditions of the option, including the exercise price, vesting schedule, number of shares, exercise term and other like matters. The committee also will be required to determine when and whether to issue restricted shares in lieu of granting options, and upon the issuance of restricted shares, to establish the conditions that would result in the vesting or forfeiture of such shares.

Any options granted by the committee under the Incentive Stock Option portion of the Program will be subject to applicable statutory restrictions that have been incorporated into the Program. For example, the exercise price of any options granted under the Incentive Stock Option portion of the Program generally must be not less than 100% of the fair market value of the Company's stock on the date of the grant of option. In addition, the aggregate fair market value of incentive stock options exercisable by any one optionee during any particular calendar year may not exceed $100,000.

Incentive Stock Options may only be granted to persons who are employees of the Company, and they must include provisions that allow them to be exercised for only a limited period of time following either the voluntary termination of employment of the optionee, or the involuntary termination of employment due to death, disability or retirement. In addition, persons who own more than 10% of the outstanding voting stock of the Company are not eligible to receive incentive stock options under the plan unless the exercise price is at least 110% of the fair market value of the Company's stock on the date of the grant of options, and such options are not exercisable for a period of more than five years after the date of the grant.

Options granted by the committee under the Nonqualified Stock Option portion of the Program are not required to be subject to the same statutory restrictions as options granted under the Incentive Stock Option portion of the Program. As a result, the committee will have broad discretion to establish the specific terms and conditions of any nonqualified option it elects to grant under this portion of the Program.

Under the Restricted Share portion of the Program, the committee may elect to issue restricted shares of stock, rather than options, to recipients. Any shares issued under this portion of the Program will be subject to restrictions on transfer and such additional terms and conditions concerning vesting and forfeiture as the committee may determine.

Options granted under either the Incentive Stock Option or Nonqualified Stock Option portions of the Program would not be assignable or transferable. Similarly, restricted shares issued under the Restricted Share portion of the Program will not be available for sale, pledge, assignment or transfer in any manner during whatever restricted period the committee may elect to establish at the time of issuance of such shares.

As of the date of this Information Statement, the Board has not yet appointed a committee to administer the Program. No options have been granted, and no restricted shares have been issued under the Program.

Vote Required; Recommendation of the Board of Directors

Approval of the adoption of the Stock Compensation Program will require the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event the shareholders do not approve the adoption of the Stock Compensation Program, the Board of Directors will reconsider the plan.

The Board of Directors recommends a vote "for" approval of adoption of the Stock Compensation Program.

PROPOSAL THREE

REVERSE STOCK SPLIT

The Board of Directors has unanimously approved, and recommends for shareholder approval, a resolution authorizing a reverse stock split with a ratio of 1 new share for each 50 old shares.  There are currently 189,994,324 shares of Common Stock issued and outstanding.  After the reverse stock split, there will be approximately 3,799,8867 shares of Common Stock issued and outstanding.

Vote Required; Recommendation of the Board of Directors

Approval of the adoption of the Reverse Stock Split will require the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event the shareholders do not approve the adoption of the Reverse Stock Split, the Board of Directors will reconsider the plan.

The Board of Directors recommends a vote "for" approval of adoption of the Reverse Stock Split.

PROPOSAL FOUR

NON-UNANIMOUS WRITTEN CONSENT AMENDMENT

The Board of Directors has unanimously approved, and recommends for shareholder approval, an amendment to the Company’s Articles of Incorporation to add the following language:

“NINTH, unless these Articles of Incorporation require that an action be taken at a shareholders' meeting or unless shares are entitled to be voted cumulatively in the election of directors, any action required or permitted to be taken by the corporation may be authorized by written consent of fewer than all the voting shares. The consent must be obtained from the same number of voting shares as would be needed to authorize such action at a meeting if all of the shares entitled to vote thereon were present and voted.  If shares are entitled to be voted cumulatively in the election of directors, shareholders may take action to elect or remove directors without a meeting only if these Articles of Incorporation do not require that such action be taken at a shareholders’ meeting, and all of the shareholders entitled to vote in the election or removal sign writings describing and consenting to the election or removal of the same directors.”

Vote Required; Recommendation of the Board of Directors

Approval of the adoption of the Non-Unanimous Written Consent Amendment will require the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event the shareholders do not approve the Non-Unanimous Written Consent Amendment, the Board of Directors will reconsider the plan.

The Board of Directors recommends a vote "for" this proposal.

EXHIBITS

1.

Proposed Stock Compensation Plan.

2.

The Company’s 2005 Annual Report (incorporated by reference from Form 10-KSB filed with the Securities and Exchange Commission on June 14, 2005).

THE BOARD OF DIRECTORS

January 20, 2006

Exhibit 1.

SUNBURST ACQUISITIONS IV, INC.

STOCK COMPENSATION PROGRAM

Purpose.  This Stock Compensation Program (this “Program”) is established by Sunburst Acquisitions IV, Inc. (the “Company”).  The purposes of this Program are (a) to ensure the retention of the services of existing executive personnel, key employees, and directors of the Company or its affiliates; (b) to attract and retain competent new executive personnel, key employees, and directors; (c) to provide incentive to all such personnel, employees and directors to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company; and (d) to allow vendors, service providers, consultants, business associates, strategic partners, and others, with or that the Board of Directors anticipates will have an important business relationship with the Company or its affiliates, the opportunity to participate in the ownership of the Company and thereby to have an interest in the success and increased value of the Company.

Elements of the Program.  In order to maintain flexibility in the award of stock benefits, the Program constitutes a single “omnibus” plan, but is composed of three parts.  The first part is the Qualified Incentive Stock Option Plan (the “ISO Plan”) which provides grants of qualified incentive stock options (“ISOs”).  The second part is the Nonqualified Stock Option Plan (“NQSO Plan”) which provides grants of nonqualified stock options (“NQSOs”).  The third part is the Restricted Shares Plan (“Restricted Shares Plan”) which provides grants of restricted shares of Company common stock (“Restricted Shares”).  The ISO Plan, the NQSO Plan and the Restricted Shares Plan respectively comprise Plan I, Plan II and Plan III of the Program.  (The grant of ISOs, NQSOs, and Restricted Shares shall herein be referred to as “Awards.”)

Applicability of General Provisions.  Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Stock Compensation Program set forth below, and references to the Program could also mean reference to the Plans.

GENERAL PROVISIONS OF THE STOCK COMPENSATION PROGRAM

Article 1.

Administration.  The Program shall be administered by a committee (“Committee”) consisting of not less than one director of the Company as designated by the Board of Directors of the Company (“Board”).  The Board may from time to time remove members from the Committee, fill all vacancies in the Committee, however caused, and may select one of the members of the Committee as its Chairman.  Any action of the Committee shall be taken by a majority vote or the unanimous written consent of the Committee members.  The Committee shall hold meetings at such times and places as it may determine, shall keep minutes of its meetings, and shall adopt, amend, and revoke such rules and procedures as it may deem appropriate with respect to the Program.

Notwithstanding any other provision of the Program (and without limiting the Committee’s authority), in connection with any action concerning grants of Awards to or transactions by “Insiders,” the Committee may adopt such procedures as its deems necessary or desirable to assure the availability of exemptions from Section 16 of the Securities Exchange Act of 1934 afforded by Rule 16b-3 thereunder or any successor rule.  Without limiting the foregoing, in connection with approval of any transaction by an “Insider” involving a grant, award or other acquisition from the Company, or involving the disposition to the Company of the Company’s equity securities, the Committee may delegate its approval authority to a subcommittee thereof comprised of two or more “Non-Employee Directors” (as defined in Rule 16b-3), or take action by the affirmative vote of two or more Non-Employee Directors (with all other members of the Committee abstaining or recusing themselves from participating in the matter), or refer the matter to the full Board of Directors for action.  For this purpose, and “Insider” shall mean an individual who is, on the relevant date, a specifically identified officer, director, or 10% beneficial owner of the Company, as defined under Section 16 of the Securities Exchange Act of 1934.

Article 2.

Authority of Committee.  Subject to the other provisions of this Program, and with a view to effecting its purpose, the Committee shall have the sole authority, in its absolute discretion: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to determine, to the extent not provided by the Program or the relevant Plan, the terms and conditions of Options and Restricted Shares granted pursuant to the terms of the Program; and (d) to make all other determinations necessary or advisable for the administration of the Program and to do all things necessary or desirable for the administration of the Program.  All decisions, determinations, and interpretations made by the Committee shall be binding and conclusive on all affected individuals having an interest in the Program and on their legal representatives, heirs and beneficiaries.

Article 3.

Maximum Number of Shares Subject to the Program.  The shares of common stock which may be issued under the Program shall be the authorized and unissued, $0.001 par value common stock of the Company (the “Common Stock”).  The maximum aggregate number of shares of Common Stock which may be issued under the Program shall be 6,000,000 shares.

The shares of Common Stock to be issued upon exercise of an Option or issued as Restricted Shares may be authorized but unissued shares or shares reacquired by the Company.  If any of the Options granted under the Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated Options shall cease to reduce the number of shares available for purposes of the Program.  If the conditions associated with the grant of Restricted Shares are not achieved within the period specified for satisfaction of the applicable conditions, or if the Restricted Shares grant terminates for any reason before the date on which the conditions must be satisfied, the shares of Common Stock associated with such Restricted Shares shall cease to reduce the number of shares available for purposes of the Program.

The proceeds received by the Company from the sale of its Common Stock pursuant to the exercise of Options or transfer of Restricted Shares under the Program, if in the form of cash, shall be added to the Company’s general funds and used for general corporate purposes.

Article 4.

Eligibility and Participation.  Officers, employees, directors (whether employee directors or nonemployee directors), and independent contractors or agents of the Company or its subsidiaries (“Subsidiaries”) who are responsible for or contribute to the management, growth, or profitability of the business of the Company or its Subsidiaries shall be eligible to participate in the Program to the extent designated by the Committee in its sole and complete discretion (“Participants”).  However, ISOs may be granted under the ISO Plan only to a person who is an employee of the Company or its Subsidiaries.  The grant of ISOs and NQSOs to a Participant shall be the grant of separate options and each ISO and each NQSO shall be specifically designated as such in accordance with applicable provisions of the Treasury regulations.  A person may be granted multiple Awards under the Program.

For purposes of this Program, the term “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Program shall be considered a Subsidiary commencing as of such date.

Article 5.

Effective Date and Term of Program.  The Program shall become effective upon its adoption by the Board of Directors of the Company subject to approval of the Program by a majority of the stockholders of the Company voting in person or by proxy at a meeting of the stockholders or by unanimous written consent, which approval must be obtained within 12 months following adoption of the Program by the Board of Directors.  However, Options and Restricted Shares may be granted under this Program prior to obtaining stockholder approval of the Program, but any such Options or Restricted Shares shall be contingent upon such stockholder approval being obtained and may not be exercised prior to such approval.  The Program shall continue in effect for a term of 10 years unless sooner terminated under Article 7 of these General Provisions.

Article 6.

Adjustments.  If the then outstanding shares of Common Stock are increased, decreased, changed or exchanged for a different number or kind or shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares or securities as to which Options and Restricted Shares may be granted under this Program.  A corresponding adjustment changing the number and kind of shares or securities allocated to unexercised Options, Restricted Shares, or portions thereof, which shall have been granted prior to any such change, shall likewise be made.  Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option.

Article 7.

Termination and Amendment of the Program.  The Program shall terminate at the end of the term of the Program as described in Article 5.  No Options or Restricted Shares shall be granted under the Program after the effective date of such termination.

Further, subject to the limitation contained in Article 8 of these General Provisions, the Board of Directors may, at any time and without further approval of the Company’s stockholders, terminate or suspend the Program or amend or revise its terms, including the form and substance of the Option and Restricted Share agreements used for the administration of the Program.  However, unless the approval by the stockholders of the Company representing a majority of the voting power (as contained in Article 5 of these General Provisions) is obtained, no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to Options or Restricted Shares granted under this Program, except as permitted under Article 6 of these General Provisions; (b) change the minimum purchase price for shares under Section 4 of the ISO Plan and the NQSO Plan; (c) increase the maximum term established under a Plan for any Option or Restricted Shares; (d) permit the granting of an Option or Restricted Share to anyone other than as provided in Article 4 of these General Provisions; or (e) change the term of the Program as described in Article 5 of these General Provisions.

Article 8.

Prior Rights and Obligations.  No termination, suspension, or amendment of the Program shall, without the consent of the Participant who has received an Option or Restricted Share, alter or impair any of that person’s rights or obligations under the Option or Restricted Shared granted under the Program prior to that termination, suspension, or amendment without the written consent of the Participant.

The Committee may modify, extend, or renew outstanding Options or Restricted Shares and authorize the grant of new Options or Restricted Shares in substitution therefor, provided that any action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option or Restricted Share.  Any outstanding ISO that is modified, extended, renewed, or otherwise altered will be treated in accordance with Section 424(h) of the Internal Revenue Code of 1986, as amended (the “Code”).

Article 9.

Privileges of Stock Ownership.  Notwithstanding the exercise of any Option granted pursuant to the terms of this Program or the achievement of any conditions specified in any Restricted Share granted pursuant to the terms of this Program, no Participant shall have any of the rights or privileges of a stockholder of the company with respect to any shares of Common Stock issuable upon the exercise of his or her Option or the satisfaction of his or her Restricted Share conditions until certificates representing the shares have been issued and delivered.  No shares shall be required to be issued and delivered upon exercise of any Option or satisfaction of any conditions with respect to a Restricted Share unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

Article 10.

Reservation of Shares of Common Stock.  The Company, during the term of this Program, shall at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.  In addition, the Company shall from time to time, as is necessary to accomplish the purposes of this Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder.  The inability of the Company to obtain from any regulatory agency the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell the stock for which the requisite authority was not obtained.

Article 11.

Tax Withholding.  The exercise of any Option or delivery of any Restricted Share granted under this Program is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition to, or in connection with, such exercise or the delivery or purchase of shares, then in such event, the exercise of the Option or Restricted Share shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

Article 12.

Compliance with Securities Laws.  Shares of Common Stock shall not be issued with respected to any Option or Restricted Share under the Program unless the issuance and delivery of those shares shall comply will all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Committee may also require an individual to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation.  Further, an individual shall consent to the imposition of a legend on the shares of Common Stock relating to his or her Option or Restricted Share restricting their transferability as required by law or by this Article 12.

Notwithstanding any other provision set forth in the Program, if required by the then current Section 16 of the Securities Exchange Act of 1934, any “derivative security” or “equity security” offered pursuant to the Program to any Insider may not be sold or transferred for at least six months after the date of grant of such Award.  The terms “equity security” and “derivative security” shall have the meaning s ascribed to them in the then current Rule 16(a) under the Securities Exchange Act of 1934.

Article 13.

Corporate Transactions.  In the event of (a) a dissolution or liquidation of the Company, (b) merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the company or their relative stock holdings and the Awards granted under this Plan are assumed, converted, or replaced by the successor corporation, which assumption is binding on all Participants), (c) merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, then any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion, or replacement shall be binding on all Participants.  In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

In the event such successor corporation (if any) refuses to assume or substitute  Awards as provided above pursuant to a transaction described in this Article 13, such Awards shall expire on such transaction at such time and on such conditions as the Committee may determine at its sole and complete discretion.  In any case, notwithstanding anything in this Program to the contrary, the Committee may, in its sole and complete discretion, provide that the vesting (that is, full exercisability in the case of Options, and full nonforfeitability and elimination of all condition to full ownership in the case of Restricted Shares) shall accelerate into full vesting upon a transaction described in this Article 13.  If the Committee exercises such discretion with respect to an Award, such full vesting shall occur prior to the consummation of such event at such time and on such conditions as the Committee determines.

Without limiting the foregoing, if the Company or any Subsidiary is a party to a merger, consolidation, reorganization, share exchange, acquisition of stock or assets, or similar transaction, the Committee may grant Awards hereunder in connection with the assumption, substitution, or conversion by the Company or its subsidiaries of similar stock compensation awards that have been issued by another party to such transaction, and the Board may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such assumption, substitution, or conversion, all without further action by the Company’s shareholders.

Article 14.

Governing Law.

The provisions of this Program and the Awards hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada, United States of America, without regard to any applicable conflicts of law and without regard to the fact that any party is or may become a resident of a different state or county.

PLAN I

SUNBURST ACQUISITIONS IV, INC.

INCENTIVE STOCK OPTION PLAN

Section 1.

Purpose.  The purpose of this Sunburst Acquisititons IV, Inc. Incentive Stock Option Plan (“Plan”) is to provide for the grant of options which shall qualify as qualified “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”).  This Plan is Part I of the Company’s Stock Compensation Program (“Program”).  Unless any provision herein indicates to the contrary, this Plan shall be subject to the General Provisions of the Program.

Section 2.

Option Terms and Conditions.  Each ISO shall be evidenced by an ISO agreement between the grantee (“Optionee”) and the Company.  The terms and conditions of  ISOs  granted under the Plan shall be determined by the Committee in its sole and complete discretion. Each ISO shall be subject to all applicable terms and conditions of the Plan and may be subject to other terms and conditions which are not inconsistent with the Plan.  The terms and conditions may differ as between ISOs.

Section 3.

Duration of Options.  Each ISO shall expire on the date determined by the Committee, but in no event shall any ISO granted under the Plan expire later than 10 years from the date on which the ISO is granted.  However, notwithstanding the above portion of this Section 3, if at the time the ISO is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such ISO shall expire not more than 5 years from the date the ISO is granted.  In addition, each ISO shall be subject to earlier termination as provided in the Plan.  The date of grant of an ISO shall be the date on which the Committee makes the determination to grant such ISO, unless otherwise specified by the Committee.

Section 4.

Exercise  Price.  The exercise price (“Exercise Price”) for shares of Common Stock subject to any ISO,  shall not be less than the fair market value of the shares at the time of the grant of the ISO.  Fair market value (“Fair Market Value”) shall be determined by the Committee on the basis of such factors as it deems appropriate, including a determination of Fair Market Value based on an independent appraisal by a person who customarily makes such appraisals.  When Common Stock is publicly traded but not listed on an established stock exchange, Fair Market Value shall mean the mean between the closing dealer “bid” and “ask” prices for the shares as quoted on the OTCBB or such other exchange on which the Company’s shares are approved for trading on the date of the determination, and if no “bid” and “ask” prices are quoted for such date, Fair Market Value shall be determined by reference to such prices on the next preceding date on which such prices were quoted.  When Common Stock is publicly traded and listed on an established stock exchange (or exchanges), Fair Market Value shall mean the highest closing price of a share on such stock exchange (or exchanges), and if no sale of shares has been made on any stock exchange on that day, Fair Market Value shall be determined by reference to such price for the next preceding day on which a sale has occurred.

Notwithstanding the above portion of this Section 4, if at the time an ISO is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the Exercise Price of the shares covered by such ISO shall not be less than 110% of the Fair Market Value shares of Common Stock on the date the ISO is granted.

Section 5.

Maximum Amount of Options Exercisable in Any Calendar Year.  Notwithstanding any other provision of this Plan the aggregate Fair Market Value (determined at the time any is granted) of the Common Stock with respect to which  ISOs become exercisable for the first time by any employee during any calendar year under all qualified incentive stock option plans of the Company and its subsidiaries shall not exceed $100,000.  If the Fair Market Value of the Common Stock with respect to which ISOs become exercisable for the first time by any employee during any calendar year exceeds $100,000, then the Options for the First $100,000 worth of shares shall be deemed to be ISOs, and the Options for the amount in excess shall be deemed to be NQSOs.  In the event that the Code or underlying regulations provide for a different limitation on the Fair Market Value permitted to be subject to ISO treatment, such different limitation shall automatically be incorporated and applied herein.

Section 6.

Exercise of Options.  An ISO shall be exercisable at the times or upon the events determined by the Committee as set forth in the ISO agreement governing such ISO.  Each ISO shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Committee.  No ISO may be exercised for a fraction of a share of Common Stock.  The person exercising an ISO may do so only by written notice of exercise delivered to the Committee, in such form as the Committee prescribes or approves from time to time, specifying the number of shares to be purchased and accompanied by a tender of the Exercise Price for those shares.  The Exercise Price of any shares purchased shall be paid in full in cash or by certified or cashier’s check payable to the order of the Company, or by shares of Common Stock if permitted by the Committee, or by a full recourse promissory note if permitted by the Committee, or by a combination of these means, at the time of exercise of the ISO.

If any portion of the Exercise Price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Committee in accordance with Section 4 of this Plan.  As permitted by the Committee, payment in shares of Common Stock shall include the automatic application of shares of Common Stock received upon exercise of an ISO to satisfy the Exercise Price for the ISO or additional ISOs.

If any portion of the Exercise Price is paid with a full-recourse promissory note, the Company Stock shall be pledged as security for the payment of the principal amount of the promissory note and interest thereon.  The interest rate payable under the terms of the promissory note shall not be less than the minimum rate required to avoid the imputation of additional interest under the Code.  Subject to the foregoing, the Committee at its sole discretion shall specify the term, interest rate, amortization requirements and other provisions of such note.

Section 7.

Employment of Optionee.  Each Optionee, if requested by the Committee, must agree in writing as a condition of receiving his or her ISO, that he or she will remain in the employment of the Company or any Subsidiary following the date of the granting of that option for a period specified by the Committee.  Nothing in the Plan nor in any ISO granted hereunder shall confer upon any Optionee any right to continued employment by the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment.

Section 8.

Option Rights Upon Termination of Employment.  If an Optionee ceases to be employed by the Company or any Subsidiary for any reason other than death or disability, his or her ISO shall immediately terminate, provided, however, that the Committee  may, in its discretion, allow the ISO to be exercised, to the extent exercisable on the date of termination of employment, at any time within three months after the date of termination of employment, unless either the Option or the Plan otherwise provides for earlier termination.

Section 9.

Option Rights Upon Disability.  If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any Subsidiary, his or her ISO shall immediately terminate, provided, however, that the Committee may, in its discretion, allow the ISO to be exercised, to the extent exercisable on the date of termination of employment due to disability, at any time within one year after the date of termination of employment due to disability, unless either the ISO or the Plan otherwise provides for earlier termination.

Section 10.

Option Rights Upon Death of Optionee.  Except as otherwise limited by the Committee at the time of the grant of an ISO, if an Optionee dies while employed by the Company or any Subsidiary, his or her ISO shall expire one year after the date of death unless by its terms it expires sooner.  During this one year or shorter period, the ISO may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee’s rights under the ISO shall pass by will or by the laws of descent and distribution.

Section 11.

Options Not Transferable.  ISOs granted pursuant to the terms of the Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and shall not be subject to execution, attachment, or similar process. However, at the Optionee’s election, the ISO may be transferred to and held by a grantor trust of which the Optionee is both a trustee and beneficiary, in which case such ISO shall continue to be subject to all restrictions set forth in the Program and the Plan.  ISOs may be exercised during the lifetime of an Optionee only by (a) the Optionee, (b) at the Optionee’s election, by a grantor trust of which the Optionee is both a trustee and beneficiary, (c) on behalf of the Optionee, by a person holding the Optionee’s power of attorney for that purpose, or (d) the duly appointed guardian of the person and property of an Optionee who is disabled within the meaning of Code Section 22(e)(3).

Section 12.

Option Shares May Be Restricted.  As the Committee may determine, the shares of Common Stock purchased upon exercise of an ISO granted hereunder may be deemed  to be “Restricted Shares” granted under the Restricted Shares Plan for purposes of applying all provisions and terms and conditions of the Restricted Share Plan.  As such, during the “Restriction Period” (as described in the Restricted Share Plan), such shares of Common Stock may be subject to redemption and nontransferability, and all restrictions shall lapse upon the occurrence of events as may be determined by the Committee.  Further, the procedures of the Restricted Share Plan relating to the issuance, surrender, and assignment of shares and the provisions relating to stockholder rights may apply to the shares of Common Stock issued upon exercise of any ISO granted hereunder.

PLAN II

SUNBURST ACQUISITIONS IV, INC.

NONQUALIFIED  STOCK OPTION PLAN

Section 1.

Purpose.  The purpose of this Sunburst Acquisitions IV, Inc. Nonqualified  Stock Option Plan (“Plan”) is to provide for the grant of options which shall not constitute qualified “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”).  This Plan is Part II of the Company’s Stock Compensation Program (“Program”).  Unless any provision herein indicates to the contrary, this Plan shall be subject to the General Provisions of the Program.

Section 2.

Option Terms and Conditions.  Each NQSO shall be evidenced by a NQSO agreement between the grantee (“Optionee”) and the Company.  The terms and conditions of NQSOs granted under the Plan shall be determined by the Committee in its sole and complete discretion.  Each NQSO shall be subject to all applicable terms and conditions of the Plan and may be subject to other terms and conditions which are not inconsistent with the Plan.  The terms and conditions may differ as between NQSOs.

Section 3.

Duration of Options.  Each NQSO shall expire on the date as determined by the Committee.  In addition, each NQSO shall be subject to earlier termination as otherwise provided under the Plan.  The date of grant of a NQSO shall be the date on which the Committee makes the determination to grant such NQSO, unless otherwise specified by the Committee.

Section 4.

Exercise Price.  The exercise price (“Exercise Price”) for shares of Common Stock subject to any NQSO shall be determined by the Committee in its sole and complete discretion.  To the extent that the Exercise Price is designated with respect to fair market value (“Fair Market Value”) of the shares at the time of the grant of the NQSO, then Fair Market Value shall be determined by the Committee on the basis of such factors as they deem appropriate, including a determination of Fair Market Value based on an independent appraisal by a person who customarily makes such appraisals.  However, the Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange.  In each case, the Committee’s determination of Fair Market Value shall be conclusive.

Section 5.

Exercise of Options.  A NQSO shall be exercisable at the times or upon the events determined by the Committee as set forth in the NQSO agreement governing the NQSO.  Each NQSO shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Committee.  No NQSO may be exercised for a fraction of a share of Common Stock.  The person exercising a NQSO may do only by written notice of exercise delivered to the Committee, in such form as the Committee prescribes or approves from time to time, specifying the number of shares to be purchased and accompanied by a tender of the Exercise Price for those shares.  The Exercise Price of any shares purchased shall be paid in full in cash or by certified or cashier’s check payable to the order of the Company, or by shares of Common Stock, if permitted by the Committee, or by a full recourse promissory note if permitted by the Committee, or by a combination these means, at the time of exercise of the NQSO.

If any portion of the Exercise Price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Committee  in accordance with Section 4 of this Plan.  As permitted by the Committee, payment in shares of Common Stock shall include the automatic application of shares of Common Stock received upon exercise of an NQSO to satisfy the Exercise Price for the NQSO or additional NQSOs.

Section 6.

Continued Employment or Service.  Each Optionee, if requested by the Committee, must agree in writing as a condition of the granting of his or her NQSO, to remain in the employment of, or service to, the Company or any Subsidiary following the date of the granting of that option for a period specified by the Committee.  Nothing in this Plan nor in any NQSO granted hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or any Subsidiary, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

Section 7.

Option Rights Upon Termination of Employment or Service.  If an Optionee under this Plan ceases to be employed by, or provide services to, the Company or any Subsidiary for any reason other than death or disability, his or her option shall immediately terminate, provided, however, that the Committee may, in its discretion, allow the NQSO to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within three months after the date of termination of employment or service, unless either the NQSO or this Plan otherwise provides for earlier termination.

Section 8.

Option Rights Upon Disability.  If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by, or providing services to, the Company or any Subsidiary, his or her NQSO shall immediately terminate, provided, however, that the Committee may, in its discretion, allow the NQSO to be exercised, to the extent exercisable on the date of termination of employment or service due to disability, at any time within one year after the date of termination of employment or service due to disability, unless either the NQSO or the Plan otherwise provides for earlier termination.

Section 9.

Option Rights Upon Death of Optionee.  Except as otherwise limited by the Committee at the time of the grant of a NQSO, if an Optionee dies while employed by, or providing services to, the Company or any Subsidiary, his or her NQSO shall expire one year after the date of death unless by its terms it expires sooner.  During this one year or shorter period, the NQSO may be exercised, to the extent exercisable on the date of death, by the person or persons to whom the Optionee’s rights under the NQSO shall pass by will or by the laws of descent and distribution.

Section 10.

Options Not Transferable.  NQSOs granted pursuant to the terms of this Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and  shall not be subject to execution, attachment, or similar process.  However, at the Optionee’s election, the NQSO may be transferred to and held by a grantor trust of which the Optionee is both a trustee and beneficiary, in which case such NQSO shall continue to be subject to all restrictions set forth in the Program and this Plan.  NQSOs may be exercised during the lifetime of an Optionee only by (a) the Optionee, (b) at the Optionee’s election, by a grantor trust of which the Optionee is both a trustee and beneficiary, (c) on behalf of the Optionee, by a person holding the Optionee’s power of attorney for that purpose, or (d) the duly appointed guardian of the person and property of an Optionee who is disabled within the meaning of Code Section 22(e)(3).

Section 11.

Option Shares May Be Restricted.  As the Committee may determine, the shares of Common Stock purchased upon exercise of an NQSO granted hereunder may be deemed  to be “Restricted Shares” granted under the Restricted Shares Plan for purposes of applying all provisions and terms and conditions of the Restricted Share Plan.  As such, during the “Restriction Period” (as described in the Restricted Share Plan),  such shares of Common Stock may be subject to redemption and nontransferability, and all restrictions shall lapse upon the occurrence of events as may be determined by the Committee.  Further, the procedures of the Restricted Share Plan relating to the issuance, surrender, and assignment of shares and the provisions relating to stockholder rights may apply to the shares of Common Stock issued upon exercise of any NQSO granted hereunder.

PLAN III

SUNBURST ACQUISITIONS IV, INC.

RESTRICTED SHARE PLAN

Section 1.

Purpose.  The purpose of this Sunburst Acquisitions IV, Inc. Restricted Share Plan (“Plan”) is to provide for the grant of restricted shares which are subject to restricted property treatment under Section 83 of the Internal Revenue Code of 1986, as amended (“Code”). The Plan is Part III of the Company’s Stock Compensation Program (“Program”).  Unless any provision herein indicates to the contrary, the Plan shall be subject to the General Provisions of the Program.

Section 2.

Terms and Conditions.  Each Restricted Share shall be evidenced by a Restricted Share agreement between the grantee (“Holder”) and the Company.  The terms and conditions of Restricted Shares granted under the Plan shall be determined by the Committee in its sole and complete discretion.  Each Restricted Share shall be subject to all applicable terms and conditions of the Plan and may be subject to other terms and conditions not inconsistent with the Plan.  The terms and conditions may differ as between Restricted Shares.

Each Restricted Share grant shall provide to the Holder the transfer of a specified number of shares of Common Stock that shall become nonforfeitable upon the achievement of specified service or performance conditions within a specified period (“Restriction Period”) as determined by the Committee.  (The Committee may also determine to grant shares without such restrictions.)  At the time that the Restricted Share is granted, the Committee shall specify the service or performance conditions and the period of duration over which the conditions apply.  The date of grant of a Restricted Share shall be the date on which the Committee makes the determination to grant the Restricted Share, unless otherwise specified by the Committee.

Each individual who is awarded Restricted Shares shall be issued a stock certificate representing such shares.  Such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE SUNBURST ACQUISITIONS IV, INC. RESTRICTED SHARE PLAN AND RESTRICTED SHARE AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND SUNBURST ACQUISITIONS VI, INC.  COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF SUNBURST ACQUISITIONS IV, INC.

The Committee shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Share award, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award.  At the expiration of applicable Restriction Period, the Company shall deliver to the Holder certificates held by the Company representing the shares with respect to which the applicable conditions have been satisfied.

Section 3.

Restricted Shares Not Transferable.  During the Restriction Period, Restricted Shares shall not be sold, pledged, assigned, or transferred in any manner, and shall not be subject to execution, attachment, or similar process.  However, at the Holder’s election, the Restricted Shares may be transferred to and held by a grantor trust of which the Holder is both a trustee and beneficiary, in which case the Restricted Shares shall continue to be subject to the nontransferability, forfeiture, and redemption limitations.

Section 4.

Restricted Share Rights Upon Termination of Employment or Service.  If a Holder terminates employment or service with the Company prior to the expiration of the Restriction Period, any Restricted Shares granted to him or her subject to such Restriction Period shall be forfeited by the Holder and shall be transferred to the Company.  The Committee may, in its sole and complete  discretion, accelerate the lapsing of or waive such restrictions in whole or in part based upon such factors and such circumstances as the Committee may determine, including, but not limited to, the Participant’s retirement, death, or disability.

Restricted Shares that were purchased by exercise of an Option granted under the Incentive Stock Option Plan or the Nonqualified Stock Option Plan shall be subject to redemption during the Restriction Period.  Specifically, if during the Restriction Period, the Holder of such Restricted Shares terminates employment or service with the Company or any Subsidiary for any reason as may be determined by the Committee, the Holder shall sell to the Company, and the Company shall redeem, the Restricted Shares at the price equal to the Exercise Price for which the Restricted Shares were purchased.  The redemption price shall be paid to the Holder in a single payment for the complete redemption of the Restricted Shares.

Section 5.

Stockholder Rights.  The Holder shall have, with respect to the Restricted Shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon.  Certificates for shares of unrestricted stock shall be delivered to the grantee promptly after, and only after, the Restriction Period shall expire without forfeiture of such Restricted Shares.

Section 6.

Continued Employment or Service.  Each Holder, if requested by the Committee, must agree in writing as a condition of the granting of his or her Restricted Shares, to remain in the employment of, or service to, the Company or any Subsidiary following the date of the granting of the Restricted Shares for a period specified by the Committee.  Nothing in this Plan or in any Restricted Share granted hereunder shall confer upon any Holder any right to continued employment by, or service to, the Company or any Subsidiary, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

Section 7.

Surrender of Stock Certificate and Assignment of Shares.  Upon the occurrence of an event triggering the forfeiture or redemption of Restricted Shares, the Holder shall immediately take whatever action necessary to transfer the Restricted Shares to the Company, including the endorsement of any certificate representing the Restricted Shares.  From and after occurrence of such an event, the Company shall not pay any dividends to the Holder with respect to the Restricted Shares, or permit the Holder to exercise any of the privileges or rights of a stockholder with respect to such shares, but shall treat the Company or its nominee as the owner of the shares.  Any assignment of the Restricted Shares pursuant to this Section 7 shall be effective as of the date of the event triggering the forfeiture.